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WORLD OMNI FINANCIAL CORP.
WORLD OMNI WHOLESALE MASTER TRUST 1994
SERIES 1994-1,  SERIES 1995-1, SERIES 1996-1 and SERIES 1996-2
CERTIFICATE DATE AS OF :                                      April 25, 1998
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

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COLLECTIONS:                                                                                 For Month of:
                                                                                             April 1998
Principal Collections: Total Pool                                                            $425,789,742.70

Interest Collections
         Regular Pool                                                                          $4,010,061.06
         Concentration Pool                                                                      $374,642.37
              ==============================                                                 ===============
              Interest Collections: Total Pool                                                 $4,384,703.43

Investment Proceeds
         Regular Pool                                                                             $69,336.72
         Concentration Pool                                                                        $3,742.57
              ==============================                                                 ===============
               Total Investment Proceeds:  Total Pool                                             $73,079.29

Series 1996-1: Yield Supplement Deposit Amount                                                         $0.00
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ALLOCATION PERCENTAGES*  (Note: Calculated first day of following                            Calculated as of
              month using recalculated prior month ending balances.)                         February 28, 1998
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Series Allocation Percentages
         Regular Pool
              Series 1994-1                                                                            59.68%
              Series 1996-1                                                                             8.96%
              Series 1996-2                                                                            31.36%
         Concentration Pool
              Series 1995-1                                                                           100.00%

Floating Allocation Percentages
         Regular Pool
              Series 1994-1                                                                            54.14%
              Series 1996-1                                                                             7.82%
              Series 1996-2                                                                            28.45%
         Concentration Pool
              Series 1995-1                                                                             0.00%

Principal Allocation Percentages
         Regular Pool
              Series 1994-1                                                                            na
              Series 1996-1                                                                            na
              Series 1996-2                                                                            na
         Concentration Pool
              Series 1995-1                                                                            na

Excess Transferor Percentage
         Regular Pool                                                                                   3.46%
         Concentration Pool                                                                           100.00%
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PRINCIPAL AND FUNDED AMOUNTS:                                                                As of last day of:
                                                                                             March , 1998
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Series 1994-1 Initial Principal Amount: Class A                                              $317,000,000.00
Series 1994-1 Initial Principal Amount: Class B                                               $16,000,000.00
Series 1994-1 Excess Funding Account Balance Available to Investors                                    $0.00
Series 1994-1 Principal Distributed to Investors                                                       $0.00
Series 1994-1 Principal Funding Account Balance                                                        $0.00
Series 1994-1 unreimbursed Investor Charge Offs                                                        $0.00
Series 1994-1 Invested Amount                                                                $333,000,000.00
Series 1994-1 outstanding Principal Balance                                                  $333,000,000.00

Series 1995-1 Initial Principal Amount                                                                 $0.00
Series 1995-1 Excess Funding Account Balance Available to Investors                                    $0.00
Series 1995-1 Principal Distributed to Investors                                                       $0.00
Series 1995-1 Principal Funding Account Balance                                                        $0.00
Series 1995-1 unreimbursed Investor Charge Offs                                                        $0.00
Series 1995-1 Invested Amount                                                                          $0.00
Series 1995-1 outstanding Principal Balance                                                            $0.00

Series 1996-1 Initial Funded Amount                                                           $15,000,000.00
Series 1996-1 Aggregate Incremental Funded Amounts                                            $35,000,000.00
Series 1996-1 Aggregate Optional Early Pay Out Amounts                                                 $0.00
Series 1996-1 Funded Amount                                                                   $50,000,000.00
Series 1996-1 Excess Funding Account Balance Available to Investors                            $1,228,286.11
Series 1996-1 Principal Distributed to Investors                                                       $0.00
Series 1996-1 Principal Funding Account Balance                                                        $0.00
Series 1996-1 unreimbursed Investor Charge Offs                                                        $0.00
Series 1996-1 Invested Amount                                                                 $48,771,713.89
Series 1996-1 outstanding Principal Balance                                                   $50,000,000.00

Series 1996-2 Initial Principal Amount: Class A                                              $167,500,000.00
Series 1996-2 Initial Principal Amount: Class B                                                $7,500,000.00
Series 1996-2 Excess Funding Account Balance Available to Investors                                    $0.00
Series 1996-2 Principal Distributed to Investors                                                       $0.00
Series 1996-2 Principal Funding Account Balance                                                        $0.00
Series 1996-2 unreimbursed Investor Charge Offs                                                        $0.00
Series 1996-2 Invested Amount                                                                $175,000,000.00
Series 1996-2 outstanding Principal Balance                                                  $175,000,000.00
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POOL FACTOR FOR THE CERTIFICATES                                                             As of:
                                                                                             March 31, 1998
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Series 1994-1: Class A                                                                                  1.00000000
Series 1994-1: Class B                                                                                  1.00000000
Series 1996-2: Class A                                                                                  1.00000000
Series 1996-2: Class B                                                                                  1.00000000
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POOL BALANCE:                                                                                For Month of:
                                                                                             March , 1998
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Pool Balance, beginning of month
         Regular Pool                                                                        $615,103,248.15
         Concentration Pool                                                                   $48,167,036.96
              ==============================                                                 ===============
              Total Pool                                                                     $663,270,285.11

Pool Balance, end of month
         Regular Pool                                                                        $623,839,254.66
         Concentration Pool                                                                   $59,096,642.16
              ==============================                                                 ===============
              Total Pool                                                                     $682,935,896.82

Pool Balance, average
         Regular Pool                                                                        $606,898,329.53
         Concentration Pool                                                                   $51,886,091.46
              ==============================                                                 ===============
              Total Pool                                                                     $658,784,420.99
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REGULAR POOL DISTRIBUTIONS                                                                   As of:
                                                                                             April 27, 1998
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Principal Distributions to Investors
              Series 1994-1: Class A                                                                   $0.00
              Series 1994-1: Class B                                                                   $0.00
              Series 1996-1                                                                            $0.00
              Series 1996-2: Class A                                                                   $0.00
              Series 1996-2: Class B                                                                   $0.00

Monthly Interest to Investors
              Series 1994-1: Class A                                                           $1,710,809.38
              Series 1994-1: Class B                                                              $88,843.33
              Series 1996-1                                                                      $272,135.42
              Series 1996-2: Class A                                                             $894,764.06
              Series 1996-2: Class B                                                              $40,957.81

Regular Pool Transferors Interest                                                                $138,621.64

Interest Shortfall
              Series 1994-1: Class A                                                                   $0.00
              Series 1994-1: Class B                                                                   $0.00
              Series 1996-1                                                                            $0.00
              Series 1996-2: Class A                                                                   $0.00
              Series 1996-2: Class B                                                                   $0.00

Servicing Fee
              Series 1994-1                                                                      $277,500.00
              Series 1996-1                                                                       $40,074.85
              Series 1996-2                                                                      $145,833.33

Reserve Fund Deposit Amount
              Series 1994-1                                                                            $0.00
              Series 1996-1                                                                            $0.00
              Series 1996-2                                                                            $0.00
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REGULAR POOL DISTRIBUTIONS (cont.)                                                           As of:
                                                                                             April 27, 1998
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Investor Default Amount
              Series 1994-1                                                                            $0.00
              Series 1996-1                                                                            $0.00
              Series 1996-2                                                                            $0.00

Carry Over Amount
              Series 1994-1                                                                            $0.00
              Series 1996-1                                                                            $0.00
              Series 1996-2                                                                            $0.00

Amount Distributed not including Excess Distribution to Transferor                             $3,609,539.82

Unreimbursed Charge-off Amounts                                                                        $0.00

Non-use Fee (Series 1996-1)                                                                            $0.00
Increased Cost Amounts (Series 1996-1)                                                                 $0.00

Previously waived servicing fee
              Series 1994-1                                                                            $0.00
              Series 1996-1                                                                            $0.00
              Series 1996-2                                                                            $0.00

Excess Distributed to Transferor                                                                 $469,857.97

Total Distributed                                                                              $4,079,397.78

Monthly Interest - $ per thousand
              Series 1994-1 Class A                                                                    $5.39687500
              Series 1994-1 Class B                                                                    $5.55270833
              Series 1996-1                                                                            $5.44270833
              Series 1996-2 Class A                                                                    $5.34187500
              Series 1996-2 Class B                                                                    $5.46104167
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RESERVE FUNDS                                                                                As of:
                                                                                             April 27, 1998
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Series 1994-1
              Balance                                                                          $1,665,000.00
              Deficiency Amount                                                                        $0.00

Series 1995-1
              Balance                                                                                  $0.00
              Deficiency Amount                                                                        $0.00

Series 1996-1
              Balance                                                                            $250,000.00
              Deficiency Amount                                                                        $0.00

Series 1996-2
              Balance                                                                            $875,000.00
              Deficiency Amount                                                                        $0.00
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CHARGE OFFS                                                                                  As of:
                                                                                             March 31, 1998
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Defaulted Receivables                                                                                  $0.00
Investor Default Amount                                                                                $0.00
Deficiency Amount                                                                                      $0.00
Draw Amount                                                                                            $0.00
Investor Charge-Off's                                                                                  $0.00
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REGULAR POOL SERIES SUBORDINATED AMOUNTS                                                     As of:
                                                                                             March 31, 1998
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Required Subordinated Amount
              Series 1994-1                                                                   $22,766,471.16
              Series 1996-1                                                                    $6,009,869.41
              Series 1996-2                                                                    $9,043,056.65

Available Subordinated Amount
              Series 1994-1                                                                   $22,766,471.16
              Series 1996-1                                                                    $6,009,869.41
              Series 1996-2                                                                    $9,043,056.65
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EXCESS RECEIVABLES                                                                           As of:
              To be used in the following month's computations.                              March 31, 1998
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Pool Total Components of Excess Receivables:
              Used Vehicles                                                                  $107,777,152.45
              Finance Hold Receivables                                                         $2,164,682.00
              Auction Advantage Program                                                                $0.00
              Delayed Payment Program                                                            $473,494.00
              Payment Agreements                                                                 $171,516.38

Pool Limits on Components of Excess Receivables:
              Used Vehicles                                                                  $239,027,563.89
              Finance Hold Receivables                                                                 $0.00
              Auction Advantage Program                                                       $34,146,794.84
              Delayed Payment Program                                                         $13,658,717.94
              Payment Agreements                                                                 $500,000.00

Total unallocated Excess Receivables                                                           $2,164,682.00

Allocated Excess Receivables
              Series 1994-1                                                                    $1,292,541.46
              Series 1995-1                                                                            $0.00
              Series 1996-1                                                                      $203,490.45
              Series 1996-2                                                                      $668,650.09
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DELINQUENCIES                                                                                As of:
                                                                                             March 31, 1998
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30 Day Delinquencies in excess of $1,000                                                               $0.00
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EXCESS FUNDING ACCOUNT BALANCES                                                              As of:
                                                                                             March 31, 1998
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Series 1994-1
              outstanding Principal Balance                                                  $333,000,000.00
              Regular Pool Balance                                                           $623,839,254.66
              Subordination Percentage                                                                  5.50%
              Non Transferor's Percentage                                                              98.00%
              Series Allocation Percentage                                                             59.67741935%
              Excess Funding Amount                                                                    $0.00

Series 1995-1
              Outstanding Principal Balance                                                            $0.00
              Concentration Pool Balance                                                      $59,096,642.16
              Subordination Percentage                                                                  9.25%
              Non Transferor's Percentage                                                              98.00%
              Series Allocation Percentage                                                            100.000000%
              Excess Funding Amount                                                                    $0.00

Series 1996-1
              outstanding Principal Balance                                                   $50,000,000.00
              Regular Pool Balance                                                           $623,839,254.66
              Subordination Percentage                                                                 10.00%
              Non Transferor's Percentage                                                              98.00%
              Series Allocation Percentage                                                              8.96057348%
              Excess Funding Amount                                                            $1,228,286.09

Series 1996-2
              outstanding Principal Balance                                                  $175,000,000.00
              Regular Pool Balance                                                           $623,839,254.66
              Subordination Percentage                                                                  4.00%
              Non Transferor's Percentage                                                              98.00%
              Series Allocation Percentage                                                             31.36200717%
              Excess Funding Amount                                                                    $0.00
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ASSET COMPOSITION EVENTS:                                                                    For Month of:
                                                                                             March 25, 1998
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Total Pool: 2 month test (actual lowest mth less than test)                                             0.20%
              Test Value                                                                               50.00%
              Event                                                                                  none

Total Pool: 12 month test                                                                               0.00%
              Test Value                                                                               25.00%
              Event                                                                                  none

Series 1995-1: 2 month test                                                                           n/a
              Test Value                                                                              n/a
              Event                                                                                   n/a

Series 1995-1: 12 month test                                                                          n/a
              Test Value                                                                              n/a
              Event                                                                                   n/a
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SERIES 1995-1 SUBORDINATION:                                                                 For Month of:
                                                                                             March , 1998
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(1) Incremental Subordinated Amount  (ISA)
Concentration Pool Total Amounts
              Excess Receivables                                                                        0.00
              Class IV Receivables                                                                      0.00
              Unreviewed Receivables                                                                    0.00
              Rejected Receivables                                                                      0.00

ISA Percentage
               Excess Receivables                                                                     100%
               Class IV Receivables                                                                    25%
               Unreviewed Receivables                                                                  25%
               Rejected Receivables                                                                   100%

Incremental Subordinated Amount: Total                                                              -

(2) Required Subordinated Amount
              9.25% x Con Pool Bal x Series 1995-1 Alloc %*.98                                          0.00
              + Incremental Subordinated Amount                                                         0.00
                                                                                                    -

(3) Available Subordinated Amount
              Lesser of RSA or:
              Available Subordinated Amount (previous DD)                                           -
               - Required Draw Amount (previous DD)                                                    $0.00
               - Reserve Fund w/d (on previous DD)                                                  -
               + portion of Excess Interest to Transferor (previous DD)                           348,596.23
               - Incremental Subordination Amount (previous DD)                                     -
               + Incremental Subordination Amount (current DD)                                      -
               - Subord % of change in EFA (since previous DD)                                      -
              Ending ASA:                                                                           -

(4) Reserve Fund Balance                                                                            -
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SERIES 1995-1 EARLY AMORTIZATION EVENTS:                                                     For Month of:
                                                                                             March , 1998
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(1) Available Subordinated Amount (ASA)                                                               n/a
               Required Subordinated Amount (RSA)                                                     n/a
               Test Event: ASA less than  RSA                                                         n/a

(2) Servicer Default                                                                                 None

(3) Principal not Repaid by Expected Final Pmt Date                                                  None
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SERIES 1995-1 MEGADEALERSHIPS                                                                For Month of:
                                                                                             March , 1998
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Dealership Groups in excess of 30% of Receivables:                                                   None
Test Value                                                                                     17,728,992.65
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SERIES 1995-1 DISTRIBUTIONS                                                                  As of
                                                                                             April 27, 1998
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Excess Transferor's Percentage x Interest Collections                                             374,642.37
Monthly Interest to Investors                                                                       -
Interest Shortfall                                                                                  -
Monthly Servicing Fee (1%)                                                                          -
Reserve Fund Deposit Amount                                                                         -
Investor Default Amount                                                                             -
Carry-Over Amount                                                                                   -
Amount Distributed                                                                                  -
Unreimbursed  Charge-off Amounts                                                                    -
Previously waived Servicing Fee                                                                     -
Excess Interest Distributed to Transferor                                                           3,742.57
              Total Distributed                                                                   378,384.94

Total Distributed to WOFCO                                                                        378,384.94

Charge-offs:
              Defaulted Receivables                                                                 -
              Investor Default Amount                                                               -
              Deficiency Amount                                                                     -
              Draw Amount                                                                           -
              Investor Charge-Offs                                                                  -
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